UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2023 (December 30, 2022)

MICT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35850	27-0016420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 30, 2022, MICT, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The number of shares entitled to vote at the Annual Meeting as of December 2, 2022, the record date, was 157,449,882 shares of common stock (the “Voting Stock”). The number of shares of Voting Stock present or represented by proxy at the Annual Meeting was 96,298,629 shares. At the Annual Meeting, stockholders (i) elected five directors to serve as the Company’s directors on its board of directors (“Board”) until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified, (ii) ratified the selection by the audit committee of the Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022, (iii) approved an amendment to the 2020 Equity Incentive Plan of MICT Inc. to increase the total number of shares of common stock authorized to be issued pursuant to the plan from 20,000,000 shares to 25,000,000 shares, (iv) approved an amendment to the Certificate of Incorporation with respect to the reverse stock split of the authorized, issued, and outstanding shares of common stock of the Company, and (v) approved the compensation of the executive officers of MICT, Inc. on an advisory basis.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 - Election of directors

Darren Mercer, Robert Benton, John M. Scott, Yehezkel (Chezy) Ofir and Sir David Trippier were elected to serve as the directors of the Board. The voting results were as follows:

Name	For	Withheld
Darren Mercer	79,802,989	3,039,783
Robert Benton	80,079,015	2,763,757
John M. Scott	75,139,025	7,703,747
Yehezkel (Chezy) Ofir	76,370,016	6,472,756
Sir David Trippier, R.D., J.P., D.L.	80,262,991	2,579,781

Broker Non-Votes: 13,455,857

Proposal No. 2 - Ratification of independent registered public accounting firm

The stockholders ratified the selection of Brightman Almagor Zohar & Co. to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
95,614,931	376,310	307,388	0

Proposal No. 3 - 2020 equity incentive plan authorized share increase

The stockholders approved an amendment to the 2020 Equity Incentive Plan of MICT Inc. to increase the shares of the common stock authorized to be issued pursuant to the plan from 20,000,000 shares to 25,000,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
71,969,033	10,484,600	389,139	13,455,857

Proposal No. 4 - an Amendment to the Certificate of Incorporation with respect to the reverse stock split of the authorized, issued, and outstanding shares of common stock of the Company

The stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, to effectuate a reverse stock split of no less than one-for-two and not more than one-for-twelve, with the exact amount to be determined by the board of directors. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
86,892,729	9,190,059	215,841	0

Proposal No. 5 – Approval on an Advisory Basis of the Compensation of Executive Officers of the Company

The stockholders approved on an advisory basis the compensation of the executive officers of the Company. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
71,634,164	10,304,608	904,000	13,455,857

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2023

MICT, INC.

By:	/s/ Darren Mercer
Name:	Darren Mercer
Title:	Chief Executive Officer

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